Deferred Taxation - Deferred Tax Balances in the Consolidated Statements of Financial Position (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Deferred tax assets and liabilities [abstract]
Deferred tax assets	¥ (117,846)	$ (18,061)	¥ (54,641)
Deferred tax liabilities	70,111	10,745	85,150
Deferred tax liability (asset), Total	¥ (47,735)	$ (7,316)	¥ 30,509	¥ 45,967